Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2015

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Molly A. Grimm
513-870-2768	513-603-5323	513-870-2697

	A.M. Best	Fitch	Moody's	Standard & Poor's
Cincinnati Financial Corporation
Corporate Debt	a-	BBB+	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A

Ratings are as of April 27, 2015, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF First-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2015

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
CFC and Subsidiaries Consolidated Statements of Income	5
CFC Insurance Subsidiaries – Selected Balance Sheet Data	6

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	7
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	8
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	9
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	10
Direct Written Premiums by Risk State by Line of Business	11
Quarterly Property Casualty Data – Commercial Lines	12
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	13
Loss and Loss Expense Analysis	14

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	15
Quarterly Property Casualty Data – Commercial Lines	16
Quarterly Property Casualty Data – Personal Lines	17
Quarterly Property Casualty Data – Excess & Surplus Lines	18

Life Insurance Operations
Statutory Statements of Income	19

CINF First-Quarter 2015 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas - property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management's control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company's insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management's discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company's insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC's Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF First-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference			—	First Quarter 2015
(all data shown is for the three months ended or as of March 31, 2015)

(Dollars in millions except per share data)	3/31/2015	Year over year change %			3/31/2015	Year over year change %
Revenues:				Benefits and expenses:

Commercial lines net written premiums	$783	2		Commercial lines loss and loss expenses	$474	1
Personal lines net written premiums	241	4		Personal lines loss and loss expenses	191	2
Excess & surplus lines net written premiums	42	20		Excess & surplus lines loss and loss expenses	24	26
Property casualty net written premiums	1,066	3		Life and health contract holders' benefits incurred	60	7
Life and accident and health net written premiums	54	5		Underwriting, acquisition and insurance expenses	345	8
Annuity net written premiums	8	(4)		Interest expenses	13	(7)
Life, annuity and accident and health net written premiums	62	4		Other operating expenses	4	0
Commercial lines net earned premiums	733	6		Total benefits & expenses	1,111	4
Personal lines net earned premiums	268	6		Income before income taxes	174	46
Excess & surplus lines net earned premiums	40	21		Total income tax	46	64
Property casualty net earned premiums	1,041	6
Fee revenue	3	0		Balance Sheet:
Life and accident and health net earned premiums	53	10
Investment income	139	3		Fixed maturity investments	$9,596
Realized investment gains, net	47	114		Equity securities	4,789
Other revenue	2	0		Other investments	91
Total revenues	1,285	8		Total invested assets	$14,476

				Loss and loss expense reserves	$4,623
				Life policy and investment contract reserves	2,514
Income:				Long-term debt and capital lease obligations	825
				Shareholders' equity	6,608
Operating income	$97	26
Realized investment gains, net	31	121		Key ratios:
Net income	128	41
				Commercial lines GAAP combined ratio	96.6%
				Personal lines GAAP combined ratio	101.4
				Excess & surplus lines GAAP combined ratio	88.3
				Property casualty GAAP combined ratio	97.5
Per share (diluted):
				Commercial lines STAT combined ratio	94.6%
Operating income	$0.59	28		Personal lines STAT combined ratio	101.4
Realized investment gains, net	0.18	100		Excess & surplus lines STAT combined ratio	89.3
Net income	0.77	40		Property casualty STAT combined ratio	96.1
Book value	40.22	7
Weighted average shares outstanding	165.6	0		Value creation ratio	1.3%

CINF First-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2015

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,078	$—	$—	$—	$1,078
Life	—	—	63	—	—	63
Accident health	—	—	2	—	—	2
Premiums ceded	—	(37)	(12)	—	—	(49)
Total earned premium	—	1,041	53	—	—	1,094
Investment income, net of expenses	12	90	37	—	—	139
Realized investment gains, net	1	42	1	—	3	47
Fee revenues	—	2	1	—	—	3
Other revenues	4	—	—	1	(3)	2
Total revenues	$17	$1,175	$92	$1	$—	$1,285

Benefits & expenses
Losses & policy benefits	$—	$690	$72	$—	$—	$762
Reinsurance recoveries	—	(1)	(12)	—	—	(13)
Underwriting, acquisition and insurance expenses	—	327	18	—	—	345
Interest expense	13	—	—	—	—	13
Other operating expenses	8	—	—	—	(4)	4
Total expenses	$21	$1,016	$78	$—	$(4)	$1,111

Income (loss) before income taxes	$(4)	$159	$14	$1	$4	$174

Provision (benefit) for income taxes
Current operating income	$—	$33	$(3)	$—	$—	$30
Capital gains/losses	—	15	—	—	1	16
Deferred	(4)	(4)	7	—	1	—
Total provision (benefit) for income taxes	$(4)	$44	$4	$—	$2	$46

Operating income (loss)	$(1)	$88	$9	$1	$—	$97

Net income - current year	$—	$115	$10	$1	$2	$128

Net income - prior year	$6	$74	$9	$1	$1	$91
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF First-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Cincinnati Insurance Consolidated
Fixed maturities (fair value)				$6,325	$6,260	$6,344	$6,215	$6,111
Equities (fair value)				3,108	3,195	3,121	3,094	3,022
Fixed maturities - pretax net unrealized gain				387	366	379	414	361
Equities - pretax net unrealized gain				1,397	1,478	1,387	1,434	1,349
Loss and loss expense reserves - STAT				4,302	4,158	4,112	4,129	4,037
Equity - GAAP				5,593	5,594	5,480	5,481	5,384
Surplus - STAT				4,436	4,472	4,364	4,332	4,308

The Cincinnati Life Insurance Company
Fixed maturities (fair value)				$3,199	$3,126	$3,102	$3,091	$2,989
Equities (fair value)				9	9	8	8	14
Fixed maturities - pretax net unrealized gain				220	197	195	225	186
Equities - pretax net unrealized gain				4	3	3	3	6
Equity - GAAP				927	904	893	901	867
Surplus - STAT				219	223	228	224	232

CINF First-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2015	2014	Change	% Change
Underwriting income
Net premiums written	$1,066	$1,037	$29	3
Unearned premiums increase	25	58	(33)	(57)
Earned premiums	$1,041	$979	$62	6

Losses incurred	$567	$567	$—	—
Allocated loss expenses incurred	60	51	9	18
Unallocated loss expenses incurred	62	59	3	5
Other underwriting expenses incurred	316	297	19	6
Workers compensation dividend incurred	3	4	(1)	(25)

Total underwriting deductions	$1,008	$978	$30	3
Net underwriting profit	$33	$1	$32	nm

Investment income
Gross investment income earned	$93	$91	$2	2
Net investment income earned	91	90	1	1
Net realized capital gains	26	6	20	333
Net investment gains (net of tax)	$117	$96	$21	22

Other income	$1	$2	$(1)	(50)

Net income before federal income taxes	$151	$99	$52	53
Federal and foreign income taxes incurred	$31	$17	$14	82
Net income (statutory)	$120	$82	$38	46
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Consolidated
Current accident year losses greater than $5,000,000				$12	$12	$7	$11	$—		$12		$19		$30
Current accident year losses $1,000,000-$5,000,000				37	46	51	52	23		74		125		172
Large loss prior accident year reserve development				15	(14)	(6)	17	10		27		21		7
Total large losses incurred				$64	$44	$52	$80	$33		$113		$165		$209
Losses incurred but not reported				43	112	17	(17)	21		5		22		133
Other losses excluding catastrophe losses				418	365	432	436	427		863		1,295		1,660
Catastrophe losses				42	(13)	11	112	86		197		208		197
Total losses incurred				$567	$508	$512	$611	$567		$1,178		$1,690		$2,199
Commercial Lines
Current accident year losses greater than $5,000,000				$12	$12	$7	$11	$—		$12		$19		$30
Current accident year losses $1,000,000-$5,000,000				24	39	45	47	18		64		109		149
Large loss prior accident year reserve development				15	(11)	(7)	15	10		25		18		7
Total large losses incurred				$51	$40	$45	$73	$28		$101		$146		$186
Losses incurred but not reported				31	95	8	(35)	22		(12)		(4)		90
Other losses excluding catastrophe losses				272	240	282	292	282		574		856		1,096
Catastrophe losses				29	(10)	7	59	58		116		123		114
Total losses incurred				$383	$365	$342	$389	$390		$779		$1,121		$1,486
Personal Lines
Current accident year losses greater than $5,000,000				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $1,000,000-$5,000,000				12	6	6	4	4		8		14		20
Large loss prior accident year reserve development				—	(3)	2	2	—		2		4		1
Total large losses incurred				$12	$3	$8	$6	$4		$10		$18		$21
Losses incurred but not reported				7	12	3	9	(5)		4		7		19
Other losses excluding catastrophe losses				134	119	144	138	138		276		420		539
Catastrophe losses				13	(4)	4	52	27		79		83		79
Total losses incurred				$166	$130	$159	$205	$164		$369		$528		$658
Excess & Surplus Lines
Current accident year losses greater than $5,000,000				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $1,000,000-$5,000,000				1	1	—	1	1		2		2		3
Large loss prior accident year reserve development				—	—	(1)	—	—		—		(1)		(1)
Total large losses incurred				$1	$1	$(1)	$1	$1		$2		$1		$2
Losses incurred but not reported				5	5	6	9	4		13		19		24
Other losses excluding catastrophe losses				12	6	6	6	7		13		19		25
Catastrophe losses				—	1	—	1	1		2		2		4
Total losses incurred				$18	$13	$11	$17	$13		$30		$41		$55

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Consolidated
Current accident year losses greater than $5,000,000				1.0%	1.0%	0.7%	1.1%	—%		0.6%		0.6%		0.7%
Current accident year losses $1,000,000-$5,000,000				3.6	4.7	4.8	5.0	2.3		3.8		4.2		4.3
Large loss prior accident year reserve development				1.4	(1.4)	(0.5)	1.7	1.1		1.4		0.7		0.2
Total large loss ratio				6.0%	4.3%	5.0%	7.8%	3.4%		5.8%		5.5%		5.2%
Losses incurred but not reported				4.2	10.7	1.7	(1.6)	2.2		0.2		0.8		3.3
Other losses excluding catastrophe losses				40.1	35.2	42.3	43.4	43.6		43.5		43.0		41.0
Catastrophe losses				4.1	(1.1)	1.0	11.1	8.7		9.9		6.9		4.9
Total loss ratio				54.4%	49.1%	50.0%	60.7%	57.9%		59.4%		56.2%		54.4%
Commercial Lines
Current accident year losses greater than $5,000,000				1.6%	1.5%	1.0%	1.6%	—%		0.8%		0.9%		1.0%
Current accident year losses $1,000,000-$5,000,000				3.3	5.6	5.9	6.5	2.6		4.6		5.1		5.2
Large loss prior accident year reserve development				2.0	(1.5)	(0.9)	2.1	1.4		1.8		0.9		0.3
Total large loss ratio				6.9%	5.6%	6.0%	10.2%	4.0%		7.2%		6.9%		6.5%
Losses incurred but not reported				4.3	12.8	1.1	(4.8)	3.2		(0.9)		(0.2)		3.1
Other losses excluding catastrophe losses				37.1	32.6	39.6	41.0	40.6		40.8		40.2		38.4
Catastrophe losses				4.0	(1.1)	0.8	8.3	8.3		8.3		5.8		4.0
Total loss ratio				52.3%	49.9%	47.5%	54.7%	56.1%		55.4%		52.7%		52.0%
Personal Lines
Current accident year losses greater than $5,000,000				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $1,000,000-$5,000,000				4.5	2.2	2.5	1.7	1.4		1.5		1.8		1.9
Large loss prior accident year reserve development				—	(1.1)	0.8	0.6	0.3		0.5		0.7		0.1
Total large loss ratio				4.5%	1.1%	3.3%	2.3%	1.7%		2.0%		2.5%		2.0%
Losses incurred but not reported				2.7	4.5	1.3	3.5	(2.0)		0.8		0.9		1.8
Other losses excluding catastrophe losses				49.9	44.8	54.1	53.6	54.5		54.0		54.1		51.9
Catastrophe losses				4.9	(1.5)	1.7	20.0	10.6		15.4		10.7		7.6
Total loss ratio				62.0%	48.9%	60.4%	79.4%	64.8%		72.2%		68.2%		63.3%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $1,000,000-$5,000,000				2.5	3.3	—	3.1	3.2		3.1		1.9		2.3
Large loss prior accident year reserve development				—	(1.8)	(1.3)	—	(0.3)		(0.1)		(0.5)		(0.9)
Total large loss ratio				2.5%	1.5%	(1.3)%	3.1%	2.9%		3.0%		1.4%		1.4%
Losses incurred but not reported				11.8	12.4	14.6	25.7	13.1		19.6		17.7		16.4
Other losses excluding catastrophe losses				29.9	17.7	15.3	15.1	21.6		18.3		17.1		17.2
Catastrophe losses				0.8	2.9	(0.7)	2.7	3.0		2.8		1.4		1.8
Total loss ratio				45.0%	34.5%	27.9%	46.6%	40.6%		43.7%		37.6%		36.8%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF First-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Consolidated
Current accident year reported losses greater than $5,000,000				2	2	1	2	—		2		3		5
Current accident year reported losses $1,000,000 - $5,000,000				27	31	31	34	15		52		83		120
Prior accident year reported losses on large losses				15	4	13	10	8		18		26		32
Non-Catastrophe reported losses on large losses total				44	37	45	46	23		72		112		157
Commercial Lines
Current accident year reported losses greater than $5,000,000				2	2	1	2	—		2		3		5
Current accident year reported losses $1,000,000 - $5,000,000				18	27	24	30	11		43		68		99
Prior accident year reported losses on large losses				14	3	11	9	7		17		23		28
Non-Catastrophe reported losses on large losses total				34	32	36	41	18		62		94		132
Personal Lines
Current accident year reported losses greater than $5,000,000				—	—	—	—	—		—		—		—
Current accident year reported losses $1,000,000 - $5,000,000				8	3	6	3	3		7		13		18
Prior accident year reported losses on large losses				1	—	2	1	1		1		3		3
Non-Catastrophe reported losses on large losses total				9	3	8	4	4		8		16		21
Excess & Surplus Lines
Current accident year reported losses greater than $5,000,000				—	—	—	—	—		—		—		—
Current accident year reported losses $1,000,000 - $5,000,000				1	1	1	1	1		2		2		3
Prior accident year reported losses on large losses				—	1	—	—	—		—		—		1
Non-Catastrophe reported losses on large losses total				1	2	1	1	1		2		2		4
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Three Months Ended March 31, 2015
	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2015	2014
										Total	Total

OH	$38.4	$30.8	$20.9	$—	$9.1	$27.2	$22.7	$7.9	$3.5	$160.5	$162.0	0.3	(2.0)	5.0	(0.4)
IL	17.9	13.9	7.6	14.7	3.6	7.2	6.4	2.0	3.8	77.1	78.5	(3.8)	(0.6)	31.4	(1.8)
IN	16.1	14.0	9.4	9.8	3.3	7.3	7.6	1.9	2.5	71.9	71.0	1.1	(2.6)	(9.5)	(0.2)
PA	15.7	11.5	11.1	14.8	3.1	3.3	2.4	1.0	1.5	64.4	66.4	(4.6)	7.3	31.8	(2.8)
GA	10.2	9.4	7.0	3.2	3.5	9.5	9.7	2.5	2.7	57.7	56.0	(0.2)	4.8	30.5	2.8
NC	11.3	11.9	5.9	5.1	3.7	7.8	6.1	1.9	1.5	55.2	53.8	(2.5)	16.7	9.0	2.6
MI	10.6	9.1	5.7	5.7	3.0	10.5	6.8	1.1	2.0	54.5	52.9	(1.8)	12.8	29.5	3.7
TN	10.6	9.5	5.5	2.7	3.1	4.3	4.8	1.3	1.1	42.9	40.0	7.3	7.4	8.0	7.3
KY	7.9	8.8	5.6	1.0	1.8	6.2	5.7	1.4	1.2	39.6	37.9	4.9	1.5	47.5	4.6
AL	6.5	8.9	3.7	0.3	2.7	4.7	7.3	1.5	1.9	37.5	37.6	(2.0)	3.9	2.2	0.3
VA	8.5	8.1	5.6	5.6	2.6	2.7	2.2	0.7	1.3	37.3	38.7	(6.0)	8.6	2.1	(3.8)
WI	9.2	7.0	4.1	9.0	1.9	1.7	1.9	0.8	0.8	36.4	37.6	(3.6)	0.1	(2.2)	(3.1)
MN	9.1	6.1	3.2	4.4	1.5	3.9	3.9	1.4	1.1	34.6	30.0	14.7	16.8	14.4	15.3
MO	6.9	8.0	4.0	4.1	1.9	1.4	1.9	0.4	1.9	30.5	29.9	1.0	4.6	4.4	1.6
TX	10.9	6.6	6.8	0.3	1.1	—	—	—	3.9	29.6	29.1	(1.3)	(46.5)	31.6	2.1
IA	5.2	4.7	2.1	4.0	1.3	1.0	1.1	0.3	0.6	20.3	22.1	(9.3)	(0.5)	12.2	(7.8)
MD	4.8	2.6	4.0	3.0	1.2	1.9	1.4	0.4	0.7	20.0	18.6	2.5	30.3	19.2	7.3
AR	2.9	4.9	1.8	0.7	1.6	2.3	2.5	0.6	0.5	17.8	16.6	3.2	15.2	(12.5)	6.0
FL	6.6	4.3	2.3	0.4	0.8	1.0	0.3	0.2	1.5	17.4	18.9	7.6	(68.4)	72.5	(8.9)
NY	6.7	4.1	2.6	1.0	0.9	1.0	0.4	0.1	0.4	17.2	15.6	7.8	55.1	(11.9)	10.3
KS	3.6	4.1	2.1	2.5	0.9	1.1	1.4	0.3	0.4	16.4	16.9	(3.3)	(2.6)	52.5	(2.2)
AZ	4.7	2.6	2.6	1.4	0.9	1.4	1.0	0.4	0.8	15.8	15.0	(0.4)	26.4	41.4	5.3
UT	5.2	2.4	2.9	0.1	0.9	2.1	1.0	0.3	0.8	15.7	13.8	11.1	11.4	99.5	13.7
SC	2.8	2.4	2.0	0.8	0.8	2.2	1.5	0.4	0.9	13.8	12.8	(1.4)	25.5	65.3	8.3
MT	5.4	2.5	2.7	—	0.4	0.6	0.6	0.2	0.3	12.7	10.7	19.3	10.0	56.3	18.7
NE	2.7	2.9	1.4	2.6	0.8	0.2	0.2	0.1	0.6	11.5	10.5	14.3	(3.1)	(20.9)	10.8
CO	3.7	2.4	2.7	0.2	0.5	—	—	—	1.2	10.7	11.0	(4.9)	(38.2)	46.0	(1.2)
ID	3.7	2.0	1.9	0.1	0.5	0.8	0.5	0.1	0.4	10.0	9.5	(0.3)	14.7	63.9	3.1
WV	2.7	2.3	1.9	0.8	0.5	—	0.1	—	0.7	9.0	8.9	(1.1)	(17.6)	18.2	—
OR	2.4	1.5	1.5	—	0.5	0.6	0.3	0.1	1.2	8.1	5.3	37.6	98.5	64.2	46.4
ND	2.8	1.7	1.6	—	0.6	0.2	0.2	—	—	7.1	7.0	3.6	(1.8)	(35.8)	2.9
VT	1.4	1.2	0.7	1.5	0.6	0.3	0.3	0.1	0.2	6.3	6.7	(8.0)	(0.2)	13.0	(6.7)
WA	2.0	1.3	1.4	—	0.4	—	—	—	0.4	5.5	5.4	2.2	nm	17.8	3.1
NM	2.5	1.1	1.3	0.2	0.2	—	—	—	0.1	5.4	4.3	30.2	(41.0)	(16.6)	28.0
NH	1.2	1.1	0.5	1.2	0.2	0.4	0.3	0.1	0.2	5.2	5.0	3.6	(2.6)	(0.4)	2.4
DE	1.5	1.2	0.7	0.6	0.3	—	—	—	0.1	4.4	3.5	29.5	nm	82.7	30.7
SD	0.9	1.0	0.6	0.8	0.3	—	—	—	0.2	3.8	3.8	(3.8)	nm	15.7	(3.1)
CT	1.1	0.9	0.3	0.4	0.2	0.1	0.1	0.1	0.3	3.5	2.5	14.0	nm	56.8	29.4
WY	0.6	0.6	0.4	—	0.1	—	—	—	0.1	1.8	1.3	20.7	(14.1)	79.6	22.3
All Other	1.2	0.6	1.3	2.1	(0.2)	(0.1)	0.3	(0.1)	0.5	5.6	5.8	(1.1)	9.1	88.6	1.3
Total	$268.1	$220.0	$149.4	$105.1	$61.1	$114.8	$102.9	$29.5	$43.8	$1,094.7	$1,072.9	0.7	3.7	20.2	2.0
Other Direct	—	0.1	1.1	2.0	—	2.6	—	—	—	5.8	5.2	20.0	5.2	nm	13.7
Total Direct	$268.1	$220.1	$150.5	$107.1	$61.1	$117.4	$102.9	$29.5	$43.8	$1,100.5	$1,078.1	0.8	3.8	20.2	2.1
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF First-Quarter 2015 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Commercial casualty:
Written premiums				$266	$234	$228	$249	$258		$507		$735		$969
Earned premiums				244	243	237	234	224		458		695		938
Current accident year before catastrophe losses				59.2%	59.2%	60.2%	61.7%	56.3%		59.1%		59.4%		59.4%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				1.1	12.1	(3.6)	(10.5)	3.6		(3.6)		(3.6)		0.5
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				60.3%	71.3%	56.6%	51.2%	59.9%		55.5%		55.8%		59.9%
Commercial property:
Written premiums				$206	$192	$194	$197	$193		$390		$584		$776
Earned premiums				196	191	186	180	171		351		537		728
Current accident year before catastrophe losses				53.6%	45.7%	54.3%	50.8%	53.4%		52.1%		52.9%		51.0%
Current accident year catastrophe losses				16.7	0.5	5.2	25.8	27.7		26.7		19.3		14.3
Prior accident years before catastrophe losses				(1.9)	1.8	(3.1)	(9.8)	(0.6)		(5.3)		(4.6)		(2.9)
Prior accident years catastrophe losses				(3.8)	(2.7)	(1.3)	(2.3)	(0.9)		(1.6)		(1.5)		(1.8)
Total loss and loss expense ratio				64.6%	45.3%	55.1%	64.5%	79.6%		71.9%		66.1%		60.6%
Commercial auto:
Written premiums				$149	$131	$128	$144	$145		$289		$417		$548
Earned premiums				136	137	133	132	126		258		391		528
Current accident year before catastrophe losses				72.3%	65.6%	69.1%	72.1%	68.0%		70.0%		69.8%		68.7%
Current accident year catastrophe losses				—	(0.1)	(0.6)	4.1	—		2.1		1.2		0.9
Prior accident years before catastrophe losses				8.6	11.2	9.3	9.0	(0.2)		4.5		6.1		7.4
Prior accident years catastrophe losses				(0.1)	—	—	—	(0.2)		(0.1)		(0.1)		(0.1)
Total loss and loss expense ratio				80.8%	76.7%	77.8%	85.2%	67.6%		76.5%		77.0%		76.9%
Workers' compensation:
Written premiums				$104	$81	$86	$92	$106		$198		$284		$365
Earned premiums				93	90	93	95	92		187		280		370
Current accident year before catastrophe losses				71.5%	75.9%	75.0%	83.2%	76.8%		80.0%		78.4%		77.8%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(16.1)	(7.5)	(16.1)	(21.2)	(10.3)		(15.8)		(15.9)		(13.9)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				55.4%	68.4%	58.9%	62.0%	66.5%		64.2%		62.5%		63.9%
Other commercial:
Written premiums				$58	$61	$68	$66	$69		$135		$203		$264
Earned premiums				64	69	71	73	79		152		223		292
Current accident year before catastrophe losses				54.4%	58.5%	50.2%	59.6%	46.7%		52.9%		52.0%		53.4%
Current accident year catastrophe losses				9.7	(2.7)	2.0	17.8	17.9		17.9		12.8		9.2
Prior accident years before catastrophe losses				(0.2)	(13.8)	(5.6)	(4.2)	3.5		(0.2)		(1.9)		(4.8)
Prior accident years catastrophe losses				(2.6)	(1.2)	(0.8)	0.8	(1.3)		(0.3)		(0.5)		(0.7)
Total loss and loss expense ratio				61.3%	40.8%	45.8%	74.0%	66.8%		70.3%		62.4%		57.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2015 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Personal auto:
Written premiums				$114	$114	$135	$133	$107		$240		$375		$489
Earned premiums				123	122	121	117	116		233		354		476
Current accident year before catastrophe losses				81.6%	70.2%	73.9%	80.5%	79.5%		80.1%		77.9%		76.0%
Current accident year catastrophe losses				0.2	(1.2)	1.1	4.9	0.5		2.7		2.2		1.3
Prior accident years before catastrophe losses				3.0	2.8	2.0	(1.7)	(3.4)		(2.6)		(1.0)		—
Prior accident years catastrophe losses				(0.2)	—	—	(0.2)	(0.4)		(0.3)		(0.2)		(0.2)
Total loss and loss expense ratio				84.6%	71.8%	77.0%	83.5%	76.2%		79.9%		78.9%		77.1%
Homeowner:
Written premiums				$98	$107	$123	$128	$98		$226		$349		$456
Earned premiums				114	113	110	111	109		220		330		443
Current accident year before catastrophe losses				55.5%	44.3%	51.1%	59.5%	61.3%		60.4%		57.4%		54.0%
Current accident year catastrophe losses				12.3	(0.9)	4.8	41.5	28.3		35.0		25.0		18.3
Prior accident years before catastrophe losses				(5.1)	(0.2)	(0.7)	3.6	(6.5)		(1.4)		(1.2)		(0.9)
Prior accident years catastrophe losses				(1.2)	(1.2)	(1.2)	(0.9)	(5.4)		(3.2)		(2.6)		(2.2)
Total loss and loss expense ratio				61.5%	42.0%	54.0%	103.7%	77.7%		90.8%		78.6%		69.2%
Other personal:
Written premiums				$29	$28	$36	$33	$26		$59		$95		$123
Earned premiums				31	31	32	30	29		59		91		122
Current accident year before catastrophe losses				49.6%	44.3%	59.3%	42.3%	46.5%		44.3%		49.6%		48.3%
Current accident year catastrophe losses				2.8	0.5	0.4	7.9	7.8		7.8		5.2		4.0
Prior accident years before catastrophe losses				1.1	(1.3)	17.3	(5.4)	(1.9)		(3.6)		3.8		2.5
Prior accident years catastrophe losses				(0.8)	(0.1)	(0.4)	(0.5)	0.2		(0.1)		(0.2)		(0.2)
Total loss and loss expense ratio				52.7%	43.4%	76.6%	44.3%	52.6%		48.4%		58.4%		54.6%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Excess & Surplus:
Written premiums				$42	$39	$39	$40	$35		$75		$114		$153
Earned premiums				40	39	42	34	33		67		109		148
Current accident year before catastrophe losses				72.1%	62.1%	57.8%	75.4%	80.6%		77.9%		70.2%		68.1%
Current accident year catastrophe losses				1.2	2.9	(0.7)	2.3	3.0		2.6		1.4		1.8
Prior accident years before catastrophe losses				(13.6)	(16.1)	(15.4)	(21.3)	(27.1)		(24.1)		(20.8)		(19.6)
Prior accident years catastrophe losses				(0.3)	0.1	0.1	0.6	0.1		0.4		0.2		0.2
Total loss and loss expense ratio				59.4%	49.0%	41.8%	57.0%	56.6%		56.8%		51.0%		50.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently

CINF First-Quarter 2015 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended March 31, 2015
Commercial casualty	$51	$34	$85	$34	$15	$14	$63	$85	$15	$48	$148
Commercial property	96	10	106	28	(9)	2	21	124	(9)	12	127
Commercial auto	78	14	92	4	12	3	19	82	12	17	111
Workers' compensation	45	10	55	(7)	12	(6)	(1)	38	12	4	54
Other commercial	37	6	43	(9)	(1)	6	(4)	28	(1)	12	39
Total commercial lines	307	74	381	50	29	19	98	357	29	93	479

Personal auto	77	15	92	2	7	3	12	79	7	18	104
Homeowners	47	6	53	17	1	—	18	64	1	6	71
Other personal	17	1	18	(1)	—	—	(1)	16	—	1	17
Total personal lines	141	22	163	18	8	3	29	159	8	25	192

Commercial casualty & property	4	4	8	7	4	2	13	11	4	6	21
Total excess & surplus lines	4	4	8	7	4	2	13	11	4	6	21
Total property casualty	$452	$100	$552	$75	$41	$24	$140	$527	$41	$124	$692

Ceded loss and loss expense incurred for the three months ended March 31, 2015
Commercial casualty	$—	$1	$1	$(1)	$1	$—	$—	$(1)	$1	$1	$1
Commercial property	—	—	—	—	—	—	—	—	—	—	—
Commercial auto	—	—	—	1	—	—	1	1	—	—	1
Workers' compensation	3	—	3	—	—	—	—	3	—	—	3
Other commercial	1	—	1	(1)	—	—	(1)	—	—	—	—
Total commercial lines	4	1	5	(1)	1	—	—	3	1	1	5

Personal auto	1	1	2	(1)		—	(1)	—	—	1	1
Homeowners	—	—	—	—	—	—	—	—	—	—	—
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	1	1	2	(1)	—	—	(1)	—	—	1	1

Commercial casualty & property	(1)	—	(1)	—	(2)	—	(2)	(1)	(2)	—	(3)
Total excess & surplus lines	(1)	—	(1)	—	(2)	—	(2)	(1)	(2)	—	(3)
Total property casualty	$4	$2	$6	$(2)	$(1)	$—	$(3)	$2	$(1)	$2	$3

Net loss and loss expense incurred for the three months ended March 31, 2015
Commercial casualty	$51	$33	$84	$35	$14	$14	$63	$86	$14	$47	$147
Commercial property	96	10	106	28	(9)	2	21	124	(9)	12	127
Commercial auto	78	14	92	3	12	3	18	81	12	17	110
Workers' compensation	42	10	52	(7)	12	(6)	(1)	35	12	4	51
Other commercial	36	6	42	(8)	(1)	6	(3)	28	(1)	12	39
Total commercial lines	303	73	376	51	28	19	98	354	28	92	474

Personal auto	76	14	90	3	7	3	13	79	7	17	103
Homeowners	47	6	53	17	1	—	18	64	1	6	71
Other personal	17	1	18	(1)	—	—	(1)	16	—	1	17
Total personal lines	140	21	161	19	8	3	30	159	8	24	191

Commercial casualty & property	5	4	9	7	6	2	15	12	6	6	24
Total excess & surplus lines	5	4	9	7	6	2	15	12	6	6	24
Total property casualty	$448	$98	$546	$77	$42	$24	$143	$525	$42	$122	$689

CINF First-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Premiums
Agency renewal written premiums				$983	$906	$958	$974	$956		$1,930		$2,888		$3,794
Agency new business written premiums				116	122	125	133	123		256		381		503
Other written premiums				(33)	(41)	(46)	(25)	(42)		(67)		(113)		(154)
Net written premiums – statutory*				$1,066	$987	$1,037	$1,082	$1,037		$2,119		$3,156		$4,143
Unearned premium change				(25)	48	(12)	(76)	(58)		(134)		(146)		(98)
Earned premiums				$1,041	$1,035	$1,025	$1,006	$979		$1,985		$3,010		$4,045
Year over year change %
Agency renewal written premiums				3%	6%	5%	11%	13%		12%		9%		9%
Agency new business written premiums				(6)	(5)	(11)	(4)	(9)		(7)		(8)		(7)
Other written premiums				21	45	(84)	26	(320)		(52)		(64)		(8)
Net written premiums – statutory*				3	9	1	10	7		8		6		6
Paid losses and loss expenses
Losses paid				$448	$478	$543	$517	$484		$1,001		$1,543		$2,021
Loss expenses paid				98	98	96	98	100		198		295		392
Loss and loss expenses paid				$546	$576	$639	$615	$584		$1,199		$1,838		$2,413
Statutory combined ratio
Loss ratio				54.4%	49.0%	50.0%	60.7%	57.9%		59.4%		56.2%		54.4%
DCC expense ratio				5.8	5.7	5.1	3.9	5.2		4.5		4.7		5.0
AO expense ratio				5.9	5.4	5.6	5.6	6.0		5.8		5.7		5.6
Net underwriting expense ratio				30.0	31.7	30.6	29.4	29.0		29.2		29.7		30.1
Statutory combined ratio				96.1%	91.8%	91.3%	99.6%	98.1%		98.9%		96.3%		95.1%
Contribution from catastrophe losses				4.1	(0.9)	1.2	11.4	8.9		10.2		7.1		5.1
Statutory combined ratio excl. catastrophe losses				92.0%	92.7%	90.1%	88.2%	89.2%		88.7%		89.2%		90.0%
Commission expense ratio				17.8%	19.2%	18.9%	17.9%	17.7%		17.8%		18.1%		18.4%
Other underwriting expense ratio				12.2	12.5	11.7	11.5	11.3		11.4		11.6		11.7
Statutory expense ratio				30.0%	31.7%	30.6%	29.4%	29.0%		29.2%		29.7%		30.1%
GAAP combined ratio
GAAP combined ratio				97.5%	90.4%	91.0%	100.9%	100.3%		100.6%		97.3%		95.6%
Contribution from catastrophe losses				4.1	(0.9)	1.2	11.4	8.9		10.2		7.1		5.1
GAAP combined ratio excl. catastrophe losses				93.4%	91.3%	89.8%	89.5%	91.4%		90.4%		90.2%		90.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2015 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Premiums
Agency renewal written premiums				$730	$645	$651	$669	$713		$1,382		$2,033		$2,678
Agency new business written premiums				79	86	89	95	90		185		274		360
Other written premiums				(26)	(32)	(36)	(16)	(32)		(48)		(84)		(116)
Net written premiums – statutory*				$783	$699	$704	$748	$771		$1,519		$2,223		$2,922
Unearned premium change				(50)	31	16	(34)	(79)		(113)		(97)		(66)
Earned premiums				$733	$730	$720	$714	$692		$1,406		$2,126		$2,856
Year over year change %
Agency renewal written premiums				2%	6%	3%	11%	13%		12%		9%		8%
Agency new business written premiums				(12)	(7)	(13)	(4)	(7)		(6)		(8)		(8)
Other written premiums				19	49	(140)	33	nm		(100)		(115)		(14)
Net written premiums – statutory*				2	10	(2)	10	6		8		5		6
Paid losses and loss expenses
Losses paid				$303	$325	$368	$347	$327		$674		$1,041		$1,366
Loss expenses paid				73	75	74	75	76		151		226		300
Loss and loss expenses paid				$376	$400	$442	$422	$403		$825		$1,267		$1,666
Statutory combined ratio
Loss ratio				52.2%	49.9%	47.5%	54.7%	56.1%		55.4%		52.8%		52.0%
DCC expense ratio				7.1	6.9	6.2	4.6	6.4		5.5		5.7		6.1
AO expense ratio				5.4	5.5	5.7	5.2	5.4		5.3		5.4		5.4
Net underwriting expense ratio				29.9	32.5	32.2	30.5	28.5		29.5		30.3		30.8
Statutory combined ratio				94.6%	94.8%	91.6%	95.0%	96.4%		95.7%		94.2%		94.3%
Contribution from catastrophe losses				4.0	(1.0)	1.0	8.6	8.5		8.5		6.0		4.3
Statutory combined ratio excl. catastrophe losses				90.6%	95.8%	90.6%	86.4%	87.9%		87.2%		88.2%		90.0%
Commission expense ratio				16.8%	18.9%	19.0%	17.7%	16.4%		17.0%		17.7%		18.0%
Other underwriting expense ratio				13.1	13.6	13.2	12.8	12.1		12.5		12.6		12.8
Statutory expense ratio				29.9%	32.5%	32.2%	30.5%	28.5%		29.5%		30.3%		30.8%
GAAP combined ratio
GAAP combined ratio				96.6%	93.6%	90.7%	96.3%	99.9%		98.1%		95.6%		95.1%
Contribution from catastrophe losses				4.0	(1.0)	1.0	8.6	8.5		8.5		6.0		4.3
GAAP combined ratio excl. catastrophe losses				92.6%	94.6%	89.7%	87.7%	91.4%		89.6%		89.6%		90.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2015 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Premiums
Agency renewal written premiums				$223	$233	$278	$276	$218		$494		$772		$1,005
Agency new business written premiums				24	24	23	24	21		45		68		92
Other written premiums				(6)	(8)	(7)	(6)	(8)		(14)		(21)		(29)
Net written premiums – statutory*				$241	$249	$294	$294	$231		$525		$819		$1,068
Unearned premium change				27	17	(31)	(36)	23		(13)		(44)		(27)
Earned premiums				$268	$266	$263	$258	$254		$512		$775		$1,041
Year over year change %
Agency renewal written premiums				2%	4%	8%	10%	12%		11%		10%		8%
Agency new business written premiums				14	0	(18)	(20)	(25)		(22)		(21)		(16)
Other written premiums				25	11	13	25	—		13		13		12
Net written premiums – statutory*				4	4	6	8	7		8		7		6
Paid losses and loss expenses
Losses paid				$139	$147	$170	$167	$152		$319		$489		$636
Loss expenses paid				22	21	19	20	21		41		60		81
Loss and loss expenses paid				$161	$168	$189	$187	$173		$360		$549		$717
Statutory combined ratio
Loss ratio				61.9%	48.9%	60.5%	79.4%	64.8%		72.2%		68.2%		63.3%
DCC expense ratio				2.0	1.8	1.4	1.6	1.6		1.6		1.5		1.6
AO expense ratio				7.1	5.1	5.5	6.7	7.7		7.2		6.6		6.2
Net underwriting expense ratio				30.4	29.3	26.3	26.6	30.5		28.3		27.6		28.0
Statutory combined ratio				101.4%	85.1%	93.7%	114.3%	104.6%		109.3%		103.9%		99.1%
Contribution from catastrophe losses				4.9	(1.4)	2.0	20.4	10.8		15.7		11.0		7.8
Statutory combined ratio excl. catastrophe losses				96.5%	86.5%	91.7%	93.9%	93.8%		93.6%		92.9%		91.3%
Commission expense ratio				19.3%	19.0%	17.0%	17.4%	20.5%		18.8%		18.2%		18.3%
Other underwriting expense ratio				11.1	10.3	9.3	9.2	10.0		9.5		9.4		9.7
Statutory expense ratio				30.4%	29.3%	26.3%	26.6%	30.5%		28.3%		27.6%		28.0%
GAAP combined ratio
GAAP combined ratio				101.4%	83.7%	95.0%	115.8%	103.0%		109.4%		104.5%		99.2%
Contribution from catastrophe losses				4.9	(1.4)	2.0	20.4	10.8		15.7		11.0		7.8
GAAP combined ratio excl. catastrophe losses				96.5%	85.1%	93.0%	95.4%	92.2%		93.7%		93.5%		91.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2015 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Premiums
Agency renewal written premiums				$30	$28	$29	$29	$25		$54		$83		$111
Agency new business written premiums				13	12	13	14	12		26		39		51
Other written premiums				(1)	(1)	(3)	(3)	(2)		(5)		(8)		(9)
Net written premiums – statutory*				$42	$39	$39	$40	$35		$75		$114		$153
Unearned premium change				(2)	0	3	(6)	(2)		(8)		(5)		(5)
Earned premiums				$40	$39	$42	$34	$33		$67		$109		$148
Year over year change %
Agency renewal written premiums				20%	17%	16%	12%	32%		20%		19%		18%
Agency new business written premiums				8	0	18	56	20		37		30		21
Other written premiums				50	50	(50)	(50)	0		(25)		(33)		(13)
Net written premiums – statutory*				20	15	15	21	30		25		21		20
Paid losses and loss expenses
Losses paid				$5	$6	$5	$3	$5		$8		$13		$19
Loss expenses paid				4	2	3	3	3		6		9		11
Loss and loss expenses paid				$9	$8	$8	$6	$8		$14		$22		$30
Statutory combined ratio
Loss ratio				44.9%	34.4%	27.9%	46.6%	40.6%		43.7%		37.6%		36.8%
DCC expense ratio				7.6	7.4	9.5	6.5	8.4		7.4		8.2		8.0
AO expense ratio				6.9	7.2	4.4	3.9	7.6		5.7		5.2		5.7
Net underwriting expense ratio				29.9	31.4	34.0	29.1	30.4		29.7		31.2		31.3
Statutory combined ratio				89.3%	80.4%	75.8%	86.1%	87.0%		86.5%		82.2%		81.8%
Contribution from catastrophe losses				0.9	3.0	(0.6)	2.9	3.1		3.0		1.6		2.0
Statutory combined ratio excl. catastrophe losses				88.4%	77.4%	76.4%	83.2%	83.9%		83.5%		80.6%		79.8%
Commission expense ratio				26.6%	26.6%	29.1%	25.8%	26.5%		26.1%		27.2%		27.0%
Other underwriting expense ratio				3.3	4.8	4.9	3.3	3.9		3.6		4.0		4.3
Statutory expense ratio				29.9%	31.4%	34.0%	29.1%	30.4%		29.7%		31.2%		31.3%
GAAP combined ratio
GAAP combined ratio				88.3%	77.8%	70.2%	85.0%	86.9%		85.9%		79.9%		79.4%
Contribution from catastrophe losses				0.9	3.0	(0.6)	2.9	3.1		3.0		1.6		2.0
GAAP combined ratio excl. catastrophe losses				87.4%	74.8%	70.8%	82.1%	83.8%		82.9%		78.3%		77.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2015 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2015	2014	Change	% Change
Net premiums written	$61	$58	$3	5
Net investment income	38	36	2	6
Amortization of interest maintenance reserve	1	—	1	nm
Commissions and expense allowances on reinsurance ceded	1	2	(1)	(50)
Income from fees associated with Separate Accounts	1	2	(1)	(50)
Total revenues	$102	$98	$4	4

Death benefits and matured endowments	$25	$26	$(1)	(4)
Annuity benefits	15	13	2	15
Disability benefits and benefits under accident and health contracts	—	1	(1)	(100)
Surrender benefits and group conversions	4	5	(1)	(20)
Interest and adjustments on deposit-type contract funds	3	3	—	0
Increase in aggregate reserves for life and accident and health contracts	40	40	—	—
Payments on supplementary contracts with life contingencies	—	—	—	nm
Total benefit expenses	$87	$88	$(1)	(1)

Commissions	$9	$9	$—	—
General insurance expenses and taxes	10	10	—	—
Increase in loading on deferred and uncollected premiums	1	(1)	2	200
Net transfers from Separate Accounts	—	—	—	nm
Other deductions	—	—	—	nm
Total underwriting expenses	$20	$18	$2	11

Federal and foreign income tax benefit	(3)	(3)	—	—

Net loss from operations before realized capital gains	$(2)	$(5)	$3	60

Net realized gains net of capital gains tax	—	—	—	nm

Net loss (statutory)	$(2)	$(5)	$3	60
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2015 Supplemental Financial Data